SECURITYHOLDERS’ AGREEMENT

This Securityholders’ Agreement (this “Agreement”) is made and entered into as of October 5, 2010, by and among Vicis Capital Master Fund, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands (“Vicis”), Physicians Interactive Inc., a Delaware corporation (“PI”), and OptimizeRx Corporation, a Nevada corporation (the “Company”).

R E C I T A L S

WHEREAS, Vicis owns shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), and Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), and a Warrant to purchase shares of Common Stock of the Company (the “Vicis Warrant”).

WHEREAS, pursuant to the Securities Purchase Agreement, dated of even date herewith, between the Company and PI (the “PI Purchase Agreement”), PI is purchasing from the Company a Secured Promissory Note in the principal amount of $1,000,000 (the “Note”), a Warrant to Purchase Common Stock, and a Contingent Warrant to Purchase Common Stock (together, the “PI Warrants”).

WHEREAS, PI’s obligation to consummate the transactions contemplated by the PI Purchase Agreement is conditioned upon the execution and delivery of this Agreement.

NOW THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

 1.           Definitions.  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the PI Purchase Agreement.

 2.           Deferral of Maturity Date.  Vicis, on behalf of itself and its transferees of Series A Preferred Stock and Series B Preferred Stock, agrees that it (i) hereby defers the Maturity Date of the Series A Preferred Stock and Series B Preferred Stock (as such Maturity Dates are set forth in Article 9 of each of the Certificates of Designation, Preferences, and Rights of the Series A Preferred Stock and Series B Preferred Stock) to the Maturity Date of the Note, and (ii) shall not at any time prior to the Maturity Date of the Note exercise any option available to the holders of (a) Series B Preferred Stock pursuant to Article 9 of the Certificate of Designation, Preferences, and Rights of Series B Convertible Preferred Stock of the Company or (b) Series A Preferred Stock pursuant to Article 9 of the Certificate of Designation, Preferences, and Rights of Series A Convertible Preferred Stock of the Company.

 3.           Amendment to Preemptive Right.  With respect to Vicis’s rights under Section 1.5 of the Securities Purchase Agreement, dated June 4, 2010, by and between Vicis and the Company (the “Series B Purchase Agreement”) to participate up to 100% of each financing of the Company that involves the sale of securities of the Company (other than Permitted Issuances (as defined in the Series B Purchase Agreement)), Vicis and the Company agree to reduce Vicis’s participation right from up to 100% of each such financing to up to 70% of each such financing (provided that Vicis shall continue to have the right to participate up to 100% of any financing of the Company that involves the sale of securities of the Company with respect to any such financing in which PI declines to participate), and hereby amend Section 1.5 of the Series B Purchase Agreement to replace 100% with 70% (except that Vicis shall continue to have the right to participate up to 100% of any financing of the Company that involves the sale of securities of the Company with respect to any such financing in which PI declines to participate).  PI shall be an intended third party beneficiary of such amendment.

4.           Voting.

(a)           In the event that PI notifies Vicis that it has exercised its election under Section 7.17 of the PI Purchase Agreement, Vicis hereby agrees, for so long as Section 7.17 of the PI Purchase Agreement is effective, to vote, or cause to be voted, all shares of capital stock of the Company with respect to which Vicis or its affiliates now or hereafter owns or has voting control, from time to time and at all times, in whatever manner as shall be necessary in furtherance of effecting, to the fullest extent Vicis is entitled to vote or cause to be voted on such matter, that: (i) at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the designee of PI shall be elected to the Company’s Board of Directors; (ii) no director designated by PI pursuant to Section 7.17 of the PI Purchase Agreement may be removed from office unless such removal is directed or approved by the affirmative vote of PI; (iii) any vacancies created by the resignation, removal or death of a director designated by PI pursuant to Section 7.17 shall be filled by a substitute designee of PI; and (iv) upon the request of PI to remove a director it has designated pursuant to Section 7.17 of the PI Purchase Agreement, such director shall be removed.

 (b)           To the extent that Vicis has exercised its rights as a holder of Series B Preferred Stock pursuant to Article 6 of the certificate of designation, preferences and rights of the Series B Preferred Stock, PI hereby agrees to vote, or cause to be voted, all shares of capital stock of the Company with respect to which PI or its affiliates now or hereafter owns or has voting control, from time to time and at all times, in whatever manner as shall be necessary in furtherance of effecting, to the fullest extent PI is entitled to vote or cause to be voted on such matter, that: (i) at each annual or special meeting of the stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the designee of Vicis shall be elected to the Company’s Board of Directors; (ii) no director designated by Vicis pursuant to Article 6 of the certificate of designation, preferences and rights of the Series B Preferred Stock may be removed from office unless such removal is directed or approved by the affirmative vote of Vicis; (iii) any vacancies created by the resignation, removal or death of a director designated by Vicis pursuant to Article 6 of the certificate of designation, preferences and rights of the Series B Preferred Stock shall be filled by a substitute designee of Vicis; and (iv) upon the request of Vicis to remove a director it has designated pursuant to Article 6 of the certificate of designation, preferences and rights of the Series B Preferred Stock, such director shall be removed.

5.           Approvals and Waiver of Warrant Adjustment and Preemptive Rights.  Vicis hereby grants such approvals and consents as are necessary in order for the Company to execute the PI Purchase Agreement and consummate the transactions contemplated thereby, including the execution and/or delivery of the Transaction Documents.  Solely in connection with the PI Purchase Agreement and the transactions contemplated thereby, Vicis hereby irrevocably waives and releases the Company from (i) any obligation of the Company to adjust the Warrant Price or the number of shares of Common Stock issuable upon exercise of the Vicis Warrant under Section 4 of the Series B Warrant, and (ii) any obligations to Vicis pursuant to Section 1.5 of the Series B Purchase Agreement.

6.           Legend on Share Certificates and Warrants.

(a)           Vicis agrees that on the date hereof it shall cause to be affixed to the certificates representing all of the shares of the Series A Preferred Stock and Series B Preferred Stock held by it and to the Vicis Warrant and the certificates representing all of the shares of Common Stock into which the Vicis Warrant has been exercised the following legend:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A SECURITYHOLDERS’ AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT SECURITYHOLDERS’ AGREEMENT, INCLUDING A VOTING AGREEMENT AND CERTAIN RESTRICTIONS ON THE EXERCISE OF ITS RIGHTS TO CAUSE A REDEMPTION OF THE SHARES.”

(b)           PI and the Company agree that the PI Warrants and the certificates representing all of the shares of Common Stock into which the PI Warrants have been exercised shall bear the following legend:

“THE SECURITIES EVIDENCED HEREBY AND ANY SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE ARE SUBJECT TO A SECURITYHOLDERS’ AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT SECURITYHOLDERS’ AGREEMENT, INCLUDING A VOTING AGREEMENT.”

(c)           The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the shares of capital stock issued to Vicis and PI or their respective transferees and assigns after the date hereof to bear the legend required by this Section 6, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing such shares upon written request from such holder to the Company at its principal office.  The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the shares or the Vicis Warrant or PI Warrants to bear the legend required by this Section 6 and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

 7.           Notices.  All notices required to be given to any of the parties to this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any national overnight delivery service, with proper charges prepaid, to such party at its address set forth below:

if to the Company:

OptimizeRx Corporation
407 Sixth Street
Rochester, MI 48307
Attention: H. David Lester
Phone:  (248) 651-6558
Fax:  (248) 651-6748

with a copy to:

Joseph J. DeVito, Esq.
Howard & Howard Attorneys PLLC
450 West Fourth Street
Royal Oak, MI 48067
Phone:  (248) 723-0323
Fax:  (248) 645-1568
Email:  jjd@h2law.com

if to PI:

Physicians Interactive Inc.
100 Locke Drive
Marlborough, MA 01752
Attn: Donato J. Trumato
Phone:  (508) 460-6500
Fax:  (508) 460-6510

with a copy to:

Robert Ott, Esq.
Arnold & Porter LLP
1600 Tysons Boulevard
Suite 900
McLean, VA 22102
Phone:  (703) 720-7005
Fax:  (703) 720-7399

if to Vicis:
Vicis Capital Master Fund
445 Park Avenue
19th Floor
New York, NY 10022
Attn: Shad Stastney
Phone:  (212) 909-4600
Fax:  (212) 909-4601

with a copy to:

Hoyt R. Stastney, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, WI 53202
Phone:  (414) 277-5143
Fax:  (414) 978-8968

Such notice shall be deemed to be given when received,  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

8.           Entire Agreement; Amendment.  This Agreement, together with the PI Purchase Agreement, the Transaction Documents, the Series B Purchase Agreement and the Vicis Warrant, constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings, and negotiations, whether written or oral, with respect to the subject matter of this Agreement.  The terms and provisions contained in this Agreement may not be changed without a writing signed by all parties hereto.

9.           Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of each of the parties to this Agreement and their respective heirs, personal representatives and successors and permitted assigns.  Each of PI and Vicis may assign this Agreement without the consent of the other parties.  The Company may not assign this Agreement without the consent of the other parties, except in connection with a sale of all or substantially all of the assets of the Company.

10.           Governing Law.  This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York.

11.           Severability.  The invalidity of any provision or portion of a provision of this Agreement shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.  It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

12.           Consent to Jurisdiction; Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY SUCH LEGAL PROCEEDING.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7 AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION SUCH PARTY MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

13.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any counterpart signature page delivered by facsimile transmission shall be deemed to be and have the same force and effect as an originally executed signature page.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

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IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound hereby, have caused this Agreement to be executed on the date hereof.

VICIS CAPITAL MASTER FUND
By: Vicis Capital LLC

By:
Name:
Title:

PHYSICIANS INTERACTIVE INC.

By:
Name:
Title:

OPTIMIZERX CORPORATION

By:
Name:   H. David Lester
Title:     Chief Executive Officer